UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

Hyundai ABS Funding Corporation
(Depositor)

Hyundai Auto Receivables Trust 2007-A
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)
Delaware	333-144832-01	33-0978453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10550 TALBERT AVENUE FOUNTAIN VALLEY, CALIFORNIA	92708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 594-1579

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The registrant has filed a preliminary prospectus supplement, dated September 18, 2007, setting forth a description of the receivables pool and the structure of $201,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $199,000,000 aggregate principal amount of Class A-2a Asset Backed Notes and Class A-2b Asset Backed Notes (together, the “Class A-2 Notes”), $281,000,000 aggregate principal amount of Class A-3a Asset Backed Notes and Class A-3b Asset Backed Notes (together, the “Class A-3 Notes”) and $177,841,000 aggregate principal amount of Class A-4a Asset Backed Notes and Class A-4b Asset Backed Notes (together, the “Class A-4 Notes”) by Hyundai Auto Receivables Trust 2007-A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of September 19, 2007, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of September 19, 2007, as to certain tax matters

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By: /s/ Min Sok Randy Park
Name: Min Sok Randy Park
Title: Vice President and Secretary

Date: September 19, 2007

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of September 19, 2007, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of September 19, 2007, as to certain tax matters